                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):       August 31, 2000
                                                 ------------------------------


                        EDWARDS LIFESCIENCES CORPORATION
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware                              1-15525                  36-4316614
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(STATE OR OTHER JURISDICTION OF     (COMMISSION             (I.R.S. EMPLOYER
INCORPORATION)                      FILE NUMBER)           IDENTIFICATION NO.)


One Edwards Way, Irvine, California                             92614
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (949) 250-2500

                                 Not Applicable
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         (a) On August 31, 2000, Edwards Lifesciences Corporation and its affiliate, Edwards Lifesciences LLC, completed the sale of most of the assets associated with their Bentley line of cardiopulmonary products (also called "perfusion products") to two affiliates of Jostra AG, a German corporation, for cash proceeds of approximately $30 million. The assets sold to Jostra include products which are used to support the heart during stopped-heart cardiac surgery, for example, disposable oxygenators, blood reservoirs and filters, hardware and related products, and are located primarily in the United States, Puerto Rico and Western Europe.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b)      Unaudited pro forma financial information

Introductory Statement
----------------------


On August 31, 2000, Edwards Lifesciences Corporation and its affiliate, Edwards Lifesciences LLC (the Company), completed the sale of most of the assets associated with its Bentley line of cardiopulmonary products (also called "perfusion products") to two affiliates of Jostra AG, a German corporation, for cash proceeds of approximately $30 million. The assets sold to Jostra include products which are used to support the heart during stopped-heart cardiac surgery, for example, disposable oxygenators, blood reservoirs and filters, hardware and related products, and are located primarily in the United States, Puerto Rico and Western Europe.

The following unaudited pro forma consolidated condensed statements of income for the six months ended June 30, 2000 and for the year ended December 31, 1999 give effect to the sale by the Company of its perfusion products as if the sale had occurred on January 1 of each period, and the unaudited pro forma consolidated condensed balance sheet at June 30, 2000 gives effect to the sale as if the disposition had occurred at June 30, 2000.

The unaudited pro forma financial information does not purport to be indicative of either the results of future operations or the results of operations that would have occurred had the disposition been consummated on the dates indicated. The pro forma financial information is based upon currently available information and certain assumptions that the Company believes are reasonable under the circumstances. The unaudited pro forma financial statements should be read in conjunction with the Company's historical combined financial statements and notes thereto previously filed in the Company's Information Statement on Form 10 for the year ended December 31, 1999, and the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 2000.

Pro Forma Consolidated Condensed Statements of Income
-----------------------------------------------------

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                        EDWARDS LIFESCIENCES CORPORATION
              PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                (unaudited) (in millions, except per share data)

                                                                              SIX MONTHS ENDED JUNE 30, 2000
                                                                ----------------------------------------------------------------
                                                                                  PRO FORMA ADJUSTMENTS
                                                                              -------------------------------
                                                                              NONRECURRING
                                                                HISTORICAL       CHARGES           OTHER           PRO FORMA
                                                                ------------  ---------------    ------------    --------------

Net sales                                                              $431                             ($35) (a)         $396
Cost of goods sold                                                     (233)                              29  (a)         (204)
                                                                ------------                     ------------    --------------

Gross profit                                                            198                               (6)              192
                                                                ------------                     ------------    --------------

     Selling, general and administrative expenses                       119                               (8) (a)          111
     Research and development expenses                                   28                               (3) (a)           25
     Goodwill amortization                                               18                               (5) (a)           13
     Disposition of assets and other non-recurring charges, net         301            ($291) (b)                           10
     Non-recurring spin-off expenses                                     18                                                 18
     Other operating income                                              (6)                                                (6)
                                                                ------------  ---------------    ------------    --------------
                                                                        478             (291)            (16)              171
                                                                ------------  ---------------    ------------    --------------

Operating (loss) income                                                (280)             291              10                21

    Interest expense                                                     (6)                                                (6)
    Other expense, net                                                   (2)                                                (2)
                                                                ------------  ---------------    ------------    --------------

(Loss) income before provision for income taxes                        (288)             291              10                13

Provision for income taxes                                               (4)             (12)             (2) (a)          (18)
                                                                ------------  ---------------    ------------    --------------

Net (loss) income                                                     ($292)            $279              $8               ($5)
                                                                ============  ===============    ============    ==============


Share information:

Pro forma net loss per share
    Basic                                                          (c)                                                  ($0.09)
    Diluted                                                        (c)                                                  ($0.09)(c)

Weighted average number of common shares outstanding
    Basic                                                          (c)                                                    58.2
    Diluted                                                        (c)                                                    58.2 (c)


                        EDWARDS LIFESCIENCES CORPORATION
              PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                (UNAUDITED) (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                            YEAR ENDED DECEMBER 31, 1999
                                                                                   -----------------------------------------------

                                                                                                      PRO FORMA
                                                                                     HISTORICAL       ADJUSTMENTS      PRO FORMA
                                                                                   -------------  ---------------     ------------

Net sales                                                                                  $905             ($71)  (a)       $834
Cost of goods sold                                                                         (466)              53   (a)       (413)
                                                                                   -------------  ---------------     ------------

Gross profit                                                                                439              (18)             421
                                                                                   -------------  ---------------     ------------

     Selling, general and administrative expenses                                           233              (20)  (a)        213
     Research and development expenses                                                       55               (5)  (a)         50
     Goodwill amortization                                                                   34              (10)  (a)         24
                                                                                   -------------  ---------------     ------------
                                                                                            322              (35)             287
                                                                                   -------------  ---------------     ------------

Operating income                                                                            117               17              134

    Other expense, net                                                                       (4)                               (4)
                                                                                   -------------  ---------------     ------------

Income before provision for income taxes                                                    113               17              130

Provision for income taxes                                                                  (31)              (4)  (a)        (35)
                                                                                   -------------  ---------------     ------------

Net income                                                                                  $82              $13              $95
                                                                                   =============  ===============     ============


Share information:

Pro forma net income per share
    Basic                                                                              (c)                                  $1.63
    Diluted                                                                            (c)                                  $1.63

Weighted average number of common shares outstanding
    Basic                                                                              (c)                                   58.2
    Diluted                                                                            (c)                                   58.4


Pro Forma Consolidated Condensed
Balance Sheet
----------------------------------------------

                        EDWARDS LIFESCIENCES CORPORATION
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                           (UNAUDITED) ($ IN MILLIONS)
                                  JUNE 30, 2000

                                                                                       PRO FORMA
                                                                     HISTORICAL        ADJUSTMENTS          PRO FORMA
                                                                   ----------------   --------------    -----------------
ASSETS

CURRENT ASSETS
   Cash and cash equivalents                                                    $2              $30 (e)              $32
   Accounts receivables, net                                                   162                                   162
   Inventories                                                                  95              (20)(d)               75
   Prepaid expenses and other current assets                                    36                                    36
                                                                   ----------------   --------------    -----------------
          Total current assets                                                 295               10                  305

Property, plant and equipment, net                                             178              (10)(d)              168
Investments in equity instruments                                               99                                    99
Goodwill and other intangibles, net                                            528                                   528
Other assets                                                                    23                                    23
                                                                   ----------------   --------------    -----------------

                                                                            $1,123               $0               $1,123
                                                                   ================   ==============    =================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable and accrued liabilities                                   $121                                  $121
   Short-term debt                                                             210                                   210
                                                                   ----------------                     -----------------
          Total current liabilities                                            331                                   331
                                                                   ----------------                     -----------------

Long-term debt                                                                 321                                   321
Other                                                                           60                                    60

Commitments and Contingencies

STOCKHOLDERS' EQUITY
  Common Stock, $1 par value, authorized 350,000,000
      shares, 58,426,091 shares outstanding                                     58                                    58
  Additional contributed capital                                               274                                   274
  Retained earnings                                                             83                                    83
  Accumulated other comprehensive loss                                          (4)                                   (4)
                                                                   ----------------                     -----------------
          Total stockholders' equity                                           411                                   411
                                                                   ----------------                     -----------------

                                                                            $1,123               $0               $1,123
                                                                   ================   ==============    =================

PRO FORMA ADJUSTMENTS

(a) To reflect the impact on operating results, including allocated costs shared across all of the Company's product lines, from the sale of the Bentley line of cardiopulmonary products as if the disposition had taken place on January 1 of the period.

(b) In accordance with Statements of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and Staff Accounting Bulletin No. 100, "Restructuring and Impairment Charges," the Company recorded a pre-tax impairment charge of $291 million in the second quarter of 2000 to reduce the carrying value of the assets sold to fair value based upon the estimated net proceeds from the sale. Assets subject to this impairment charge consisted primarily of goodwill ($245 million) and special-use manufacturing and support assets. The goodwill impairment charge was calculated based upon a pro rata allocation of the goodwill using the relative fair values of the affected long-lived assets and identifiable intangibles acquired at the inception date of the goodwill.

(c) No earnings per share data for the historical six months ended June 30, 2000 and the year ended December 31, 1999 is presented as the Company's earnings were part of Baxter International Inc.'s earnings through the close of business on March 31, 2000.

         Due to the net loss for the six months ended June 30, 2000, the pro forma basic and diluted net loss per share are the same amounts since the impact of the common stock equivalents would be anti-dilutive.

(d)      To record the removal of assets of operations sold.

(e)      To record receipt of estimated cash proceeds of $30 million.

          (c) Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as an exhibit hereto:

       EXHIBIT    DESCRIPTION
       -------    -----------

         2.1 Amended and Restated Asset Purchase Agreement between Jostra Bentley Corporation, Jostra Bentley Inc., Edwards Lifesciences LLC and Edwards Lifesciences Corporation dated as of August 30, 2000.

         99.1     Edwards Lifesciences Corporation press release of September 1,
                  2000.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Edwards Lifesciences Corporation
                                                 (Registrant)

Date: September 15, 2000               By: /s/ Bruce J. Bentcover
                                           ----------------------------------
                                                  (Signature)

                                       Name:    Bruce J. Bentcover
                                       Title:   Corporate Vice President and
                                                Chief Financial Officer

                        EDWARDS LIFESCIENCES CORPORATION

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER         EXHIBIT
--------------------------------------------------------------------------------

2.1 Amended and Restated Asset Purchase Agreement between Jostra Bentley Corporation, Jostra Bentley Inc., Edwards Lifesciences LLC and Edwards Lifesciences Corporation dated as of August 30, 2000.

99.1           Edwards Lifesciences Corporation press release of September 1,
               2000.